Exhibit 10.2

FORM OF
RECEIVABLES TRANSFER AGREEMENT

CARVANA RECEIVABLES DEPOSITOR LLC,
as Depositor

and

CARVANA AUTO RECEIVABLES TRUST 20[ ]-[ ],
as Issuing Entity

_____________________________

Dated as of [___________________]

_____________________________

TABLE OF CONTENTS

EXHIBIT A	FORM OF [INITIAL] SECOND STEP RECEIVABLES ASSIGNMENT PURSUANT TO RECEIVABLES TRANSFER AGREEMENT

[EXHIBIT B	FORM OF SUBSEQUENT SECOND STEP RECEIVABLES ASSIGNMENT PURSUANT TO RECEIVABLES TRANSFER AGREEMENT]

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RECEIVABLES TRANSFER AGREEMENT

This RECEIVABLES TRANSFER AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “Agreement”), dated as of [___________________] is by and between Carvana Receivables Depositor LLC, a Delaware limited liability company (the “Depositor”), and Carvana Auto Receivables Trust 20[ ]-[ ], a Delaware statutory trust (the “Issuing Entity”).

AGREEMENTS

WHEREAS, on the [Initial] Closing Date, Carvana, LLC (the “Seller”) has sold automobile retail installment contracts and related rights to the Depositor;

[WHEREAS, on the [Initial] Closing Date, Carvana FAC LLC (the “FAC Originator”) has sold automobile retail installment contracts and related rights to the Depositor;]

WHEREAS, the Depositor is willing to sell [from time to time] such contracts and related rights to the Issuing Entity pursuant to this Agreement;

[WHEREAS, the Issuing Entity intends to contribute or otherwise transfer such contracts and related rights, or interests therein, to Carvana Auto Receivables Grantor Trust 20[ ]-[ ], a Delaware statutory trust (the “Grantor Trust”), pursuant to the Receivables Contribution Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Receivables Contribution Agreement”), between the Issuing Entity and the Grantor Trust, in exchange for the Grantor Trust Certificate;]

WHEREAS, the [Issuing Entity][Grantor Trust] intends to pledge such contracts and related rights to [___________________], as indenture trustee (the “Indenture Trustee”), and the Issuing Entity will issue notes backed by the [Grantor Trust Certificate][Receivables] pursuant to the Indenture, dated as of the date hereof (as amended, modified or supplemented from time to time, the “Indenture”), among the Issuing Entity[, the Grantor Trust] and the Indenture Trustee; and

WHEREAS, Bridgecrest Credit Company, LLC, an Arizona limited liability company (the “Servicer”), is willing to service such contracts in accordance with the terms of the Servicing Agreement, dated as of the date hereof, among the Issuing Entity[, the Grantor Trust][, the Backup Servicer] and the Servicer.

NOW, THEREFORE, in consideration of the mutual agreements and subject to the terms and conditions herein contained, each party agrees as follows for the benefit of the other party:

Article I
DEFINITIONS

Section 1.1              Definitions; Rules of Construction. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Part I of Appendix A to the Receivables Purchase Agreement, dated as of the date hereof (the “Receivables Purchase Agreement”), among Carvana, LLC as the seller and Carvana Receivables Depositor LLC as the purchaser. All references herein to “the Agreement” or “this Agreement” are to this Receivables Transfer Agreement as it may be amended, supplemented or modified from time to time, the exhibits and schedules hereto and the capitalized terms used herein, which are defined in Part I of such Appendix A, and all references herein to Articles, Sections and Subsections are to Articles, Sections or Subsections of this Agreement unless otherwise specified. The rules of construction set forth in Part II of such Appendix A shall be applicable to this Agreement.

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Article II
CONVEYANCE OF RECEIVABLES

Section 2.1             Conveyance of Receivables.

(a)            On the [Initial] Closing Date, the Depositor hereby agrees to sell, transfer, assign, set over and otherwise convey to the Issuing Entity and the Issuing Entity hereby agrees to purchase from the Depositor, without recourse, all right, title and interest of the Depositor in, to and under the following property, whether now existing or hereafter created or acquired (all of the property described in this Section 2.1(a) being collectively referred to herein as the “[Initial] Second Step Transferred Property”):

(i)            the [Initial] Receivables and all instruments and all monies due or to become due or received by any Person in payment of any of the foregoing on or after the [Initial] Cutoff Date;

(ii)           the Financed Vehicles securing such [Initial] Receivables (including any such Financed Vehicles that have been repossessed), any document or writing evidencing any security interest in any such Financed Vehicle and each security interest in each Financed Vehicle;

(iii)          the Receivable Files and the Servicer Files related to such [Initial] Receivables;

(iv)          all rights to payment under all Insurance Policies with respect to the Financed Vehicles or the Obligors, including any monies collected from whatever source in connection with any default of an Obligor or with respect to any such Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;

(v)           all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the [Initial] Receivables, whether pursuant to the related Contracts or otherwise;

(vi)          all rights to payment under all service contracts and other contracts and agreements associated with such Receivables;

(vii)         all Liquidation Proceeds related to any such [Initial] Receivable received on or after the [Initial] Cutoff Date;

(viii)       subject to the Transaction Documents and the Master Agency Agreement, all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing (excluding payments or recoveries in respect of the [Initial] Receivables received prior to the [Initial] Cutoff Date);

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(ix)           the Receivables Purchase Agreement, including the right of the Depositor to cause the Seller to repurchase [Initial] Receivables under certain circumstances;

(x)            [the FAC Receivables Purchase Agreement, including the right of the Depositor to cause the Seller to cause the repurchase of the [Initial] FAC Receivables under certain circumstances;]

(xi)          the proceeds of any and all of the foregoing; and

(xii)         all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property; all accounts, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, letters of credit, letter-of-credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations; and all other property which at any time constitutes all or part of or is included in the proceeds of any of the foregoing.

(b)           [During the Funding Period, the Depositor hereby agrees to sell, transfer, assign, set over and otherwise convey to the Issuing Entity and the Issuing Entity hereby agrees to purchase from the Depositor, without recourse, all right, title and interest of the Depositor in, to and under the following property, whether now existing or hereafter created or acquired (all of the property described in this Section 2.1(b) being collectively referred to herein as the “Subsequent Second Step Transferred Property” and, together with the Initial Second Step Transferred Property, the “Second Step Transferred Property”):

(i)            the Additional Receivables and all instruments and all monies due or to become due or received by any Person in payment of any of the foregoing on or after the Subsequent Cutoff Date;

(ii)           the Financed Vehicles securing such Additional Receivables (including any such Financed Vehicles that have been repossessed), any document or writing evidencing any security interest in any such Financed Vehicle and each security interest in each Financed Vehicle;

(iii)          the Receivable Files and the Servicer Files related to such Additional Receivables;

(iv)          all rights to payment under all Insurance Policies with respect to the Financed Vehicles or the Obligors, including any monies collected from whatever source in connection with any default of an Obligor or with respect to any such Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;

(v)           all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Additional Receivables, whether pursuant to the related Contracts or otherwise;

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(vi)          all rights to payment under all service contracts and other contracts and agreements associated with such Receivables;

(vii)         all Liquidation Proceeds related to any such Additional Receivable received on or after the Subsequent Cutoff Date;

(viii)        subject to the Transaction Documents and the Master Agency Agreement, all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing (excluding payments or recoveries in respect of the Additional Receivables received prior to the Subsequent Cutoff Date);

(ix)           the Receivables Purchase Agreement, including the right of the Depositor to cause the Seller to repurchase Additional Receivables under certain circumstances;

(x)            [the FAC Receivables Purchase Agreement, including the right of the Depositor to cause the Seller to cause the repurchase of the [Initial] FAC Receivables under certain circumstances;]

(xi)           the proceeds of any and all of the foregoing; and

(xii)         all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property; all accounts, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, letters of credit, letter-of-credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations; and all other property which at any time constitutes all or part of or is included in the proceeds of any of the foregoing.]

(c)            In connection with the purchase and sale of the Second Step Transferred Property hereunder, the Depositor agrees, at its own expense, (i) to annotate and indicate on its books and records (including any computer files) that the Receivables were sold and transferred to the Issuing Entity pursuant to this Agreement, (ii) to deliver to the Issuing Entity (or its designee) all Collections on the Receivables, if any, received on or after the [applicable] Cutoff Date, and (iii) to deliver to the Issuing Entity an assignment substantially in the form (or in such other form as shall be mutually acceptable to the Depositor and the Issuing Entity) attached hereto as Exhibit A (the “Second Step Receivables Assignment”) [and Exhibit B (the “Subsequent Second Step Receivables Assignment”, and together with the Initial Second Step Receivables Assignment, the “Second Step Receivables Assignment”]).

(d)            In consideration of the sale of the Receivables from the Depositor to the Issuing Entity as provided herein, the Issuing Entity shall deliver to, or upon the order of, the Depositor the Notes and Certificates (the “Purchase Price”).

(e)            [The Issuing Entity hereby directs the Depositor to transfer all Electronic Contracts included in the Second Step Transferred Property directly to the Grantor Trust, as assignee under the Receivables Contribution Agreement of the Issuing Entity.]

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Section 2.2             Intent of the Parties.

It is the intention of the parties that each conveyance hereunder of the Receivables and the other Second Step Transferred Property from the Depositor to the Issuing Entity as provided in Section 2.1 be, and be construed as, an absolute sale, without recourse, of the Receivables and other Second Step Transferred Property by the Depositor to the Issuing Entity. Furthermore, no such conveyance is intended to be a pledge of the Second Step Transferred Property by the Depositor to the Issuing Entity to secure a debt or other obligation of the Issuing Entity. If, however, notwithstanding the intention of the parties, the conveyance provided for in Section 2.1 is determined, for any reason, not to be an absolute sale, then the parties intend that this Agreement shall be deemed to be a “security agreement” within the meaning of Article 9 of the UCC and the Depositor hereby grants to the Issuing Entity a “security interest” within the meaning of Article 9 of the UCC in all of the Depositor’s right, title and interest in and to the Second Step Transferred Property, now existing and hereafter created or acquired, to secure a loan in an amount equal to Purchase Price and each of the Depositor’s other payment obligations under this Agreement.

Article III
REPRESENTATIONS, WARRANTIES AND COVENANTS

Section 3.1             Representations and Warranties of the Depositor.

(a)            General Representations and Warranties. The Depositor makes the following representations and warranties to the Issuing Entity as of the date of this Agreement, which shall survive the delivery of the Second Step Transferred Property and on which representations and warranties the Issuing Entity shall rely in acquiring the Second Step Transferred Property.

(i)            Organization and Good Standing. The Depositor has been duly organized, and is validly existing as a limited liability company, in good standing under the laws of the state of its formation, with all requisite limited liability company power and authority to own or lease its properties and conduct its business as such business is presently conducted, and the Depositor had at all relevant times, and now has the power, authority and legal right to acquire, own and sell the Receivables and other Second Step Transferred Property.

(ii)           Due Qualification. The Depositor is duly qualified to do business and is in good standing under the laws of each jurisdiction, and has obtained all necessary licenses and approvals in all jurisdictions, in which the ownership or lease of its property or the conduct of its business requires such qualifications, licenses or approvals (including, as applicable, the origination, purchase, sale, pledge and servicing of the Receivables) except where the failure to so qualify or obtain such license or approval could not reasonably be expected to result in a Material Adverse Effect.

(iii)          Power and Authority; Due Authorization. The Depositor (A) has the power and authority to (1) execute and deliver this Agreement and the other Transaction Documents to which it is a party, (2) carry out the terms of the Transaction Documents to which it is a party and (3) sell the Second Step Transferred Property on the terms and conditions herein provided and (B) has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party and the sale of the Second Step Transferred Property on the terms and conditions herein and therein provided.

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(iv)          Valid Sale, Binding Obligation. This Agreement, when duly executed and delivered by the Depositor, and [the][each] Second Step Receivables Assignment constitute a valid sale, transfer and assignment of the applicable Receivables and other Second Step Transferred Property to the Issuing Entity, enforceable against creditors of and purchasers from the Depositor; and this Agreement, when duly executed and delivered by the Depositor, and [the][each] Second Step Receivables Assignment constitute a legal, valid and binding obligation of the Depositor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, receivership, conservatorship, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(v)           No Violation. The consummation of the transactions contemplated by this Agreement and the other Transaction Documents to which the Depositor is a party and the fulfillment of the terms hereof and thereof will not (A) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Depositor’s certificate of formation, limited liability company agreement or other constituent documents or any Contractual Obligation of the Depositor, (B) result in the creation or imposition of any Lien upon any of the Depositor’s properties, other than Liens permitted or created pursuant to the Transaction Documents, or (C) violate any Applicable Law; in each case, except where such failure to comply could not reasonably be expected to have a Material Adverse Effect with respect to the Depositor.

(vi)          No Proceedings. There are no proceedings or investigations pending or, to the knowledge of the Depositor, threatened against the Depositor, before any Governmental Authority (A) asserting the invalidity of this Agreement or any other Transaction Document to which the Depositor is a party, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any other Transaction Document to which the Depositor is a party or (C) seeking any determination or ruling that would reasonably be expected to have a Material Adverse Effect with respect to the Depositor.

(vii)         No Consents. All approvals, authorizations, consents, orders, or other actions of any Person or of any Governmental Authority required for the due execution, delivery and performance by the Depositor of this Agreement and any other Transaction Document to which the Depositor is a party have been obtained.

(b)           Representations and Warranties Regarding the Receivables. The Depositor makes the following representations and warranties to the Issuing Entity regarding each Receivable as of the [Initial] Closing Date [and each Subsequent Closing Date], which shall survive the sale, transfer and assignment of the Receivables and on which representations and warranties the Issuing Entity shall rely in acquiring the Receivables.

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(i)            Good Title.

(A)            Immediately prior to the conveyance of each Receivable and the related Second Step Transferred Property to the Issuing Entity pursuant to this Agreement and [the][each] Second Step Receivables Assignment, the Depositor had good and marketable title thereto, free and clear of all Liens except for Permitted Liens. No effective financing statement or other instrument similar in effect covering any portion of the Second Step Transferred Property shall, on or after the [Initial] Closing Date [and each Subsequent Closing Date], be on file in any recording office except such as may be filed in favor of (1) the Issuing Entity in accordance with this Agreement, [(2) the Grantor Trust in connection with the Receivables Contribution Agreement] or (3) the Indenture Trustee in connection with the Indenture.

(B)            Upon the conveyance of such Receivable and the other related Second Step Transferred Property to the Issuing Entity pursuant to this Agreement and [the][each] Second Step Receivables Assignment, the Issuing Entity will be the sole owner of, and have good, indefeasible and marketable title to such Receivable and other related Second Step Transferred Property, free and clear of any Lien (other than Liens created hereunder and Permitted Liens); and, to the extent the related Obligor has a contractual right to return the Financed Vehicle to the Seller [or the FAC Seller] for repurchase, the applicable repurchase period has expired. As of the [Initial] Closing Date [and each Subsequent Closing Date], each Receivable and the related Financed Vehicle is free and clear of any Lien of any Person (other than Liens created hereunder and Permitted Liens or those Liens that will be released simultaneously with the conveyance hereunder) and is in compliance with all Applicable Laws.

(ii)           All Filings Made. With respect to the sale and assignment of the Second Step Transferred Property to the Issuing Entity, the Depositor has taken all steps reasonably necessary to ensure that such sale and assignment has been perfected under the relevant UCC. With respect to the Second Step Transferred Property, the Depositor has taken all steps necessary to ensure that all filings (including UCC filings) necessary in any jurisdiction to give the Indenture Trustee a first priority perfected security interest in the Second Step Transferred Property have been made.

(iii)          Value Given. The Issuing Entity shall have given reasonably equivalent value to the Depositor in consideration for the transfer by the Depositor to the Issuing Entity of each of the Receivables and the related Second Step Transferred Property under this Agreement.

Section 3.2             Representations and Warranties of the Issuing Entity.

(a)            The Issuing Entity makes the following representations and warranties to the Depositor as of the date of this Agreement, and on which representations and warranties the Depositor shall rely in selling the Receivables.

(i)            Organization and Good Standing. The Issuing Entity has been duly organized, and is validly existing as a statutory trust and in good standing under the laws of the state of its formation, with all requisite power and authority to own or lease its properties and to conduct its business as such business is presently conducted and to enter into and perform its obligations pursuant to this Agreement.

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(ii)           Power and Authority; Due Authorization. The Issuing Entity (A) has the power and authority to (1) execute and deliver this Agreement and the other Transaction Documents to which it is a party and (2) carry out the terms of this Agreement and the other Transaction Documents to which it is a party, and (B) has duly authorized by all necessary action on its part the execution, delivery and performance of this Agreement and the other Transaction Documents to which it is a party.

(iii)          Binding Obligation. This Agreement constitutes a legal, valid and binding obligation of the Issuing Entity enforceable against the Issuing Entity in accordance with its terms, except as enforceability may be limited by bankruptcy, receivership, conservatorship, insolvency, reorganization or other similar laws affecting the enforcement of creditors’ rights in general and by general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(iv)          No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not (A) conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the Issuing Entity’s Formation Documents or any Contractual Obligation of the Issuing Entity, (B) result in the creation or imposition of any Lien upon any of the Issuing Entity’s properties, other than Liens permitted or created pursuant to the Transaction Documents, or (C) violate any Applicable Law, in each case, except where such failure to comply could not reasonably be expected to have a Material Adverse Effect with respect to the Issuing Entity.

(v)           No Proceedings. There are no proceedings or investigations pending or, to the knowledge of the Issuing Entity, threatened against the Issuing Entity, before any Governmental Authority (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, (C) challenging the enforceability of a material portion of the Receivables or (D) seeking any determination or ruling that would reasonably be expected to have a Material Adverse Effect with respect to the Issuing Entity.

(vi)          No Consents. All approvals, authorizations, consents, orders or other actions of any Person or of any Governmental Authority (if any) required for the due execution, delivery and performance by the Issuing Entity of this Agreement have been obtained.

(b)            Upon discovery by the Depositor or by the Issuing Entity of a breach of any of the representations and warranties set forth in Section 3.2(a), the party discovering such breach shall give prompt written notice to the other party.

(c)            The Issuing Entity agrees to cooperate with the Depositor[, the Grantor Trust] and the Requesting Party in any dispute resolution proceeding pursuant to, and be bound by the dispute resolution terms in, Section 3.2 of the Receivables Purchase Agreement.

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Section 3.3             Covenants of the Depositor. The Depositor hereby covenants as to the Receivables the Depositor has sold to the Issuing Entity hereby that:

(a)            Delivery of Payments. The Depositor shall within two (2) Business Days after the [Initial] Closing Date[and each Subsequent Closing Date], transfer all Collections received by it on or after the [applicable] Cutoff Date with respect to any Receivable or related Second Step Transferred Property to, or at the direction of, the Issuing Entity [(or the Grantor Trust)].

(b)            Keeping of Records and Books of Account. The Depositor will maintain and implement administrative and operating procedures and keep and maintain all documents, books, records and other information, reasonably necessary or advisable for the collection of all Receivables and other Second Step Transferred Property.

(c)            Security Interests. The Depositor will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any Lien (other than Permitted Liens) on any portion of the Receivables or other Second Step Transferred Property, whether now existing or hereafter transferred hereunder, or any interest therein, and the Depositor will not sell, pledge, assign or suffer to exist any Lien on its interest, if any, hereunder. The Depositor will promptly notify the Issuing Entity of the existence of any Lien (other than Permitted Liens) on any portion of the Receivables or other Second Step Transferred Property and the Depositor shall defend the right, title and interest of the Issuing Entity (and the permitted assignees) in, to and under such Receivables and other Second Step Transferred Property, against all claims of third parties; provided, however, that nothing in this subsection shall prevent or be deemed to prohibit the Depositor from suffering to exist Permitted Liens upon any portion of the Second Step Transferred Property.

Article IV
MISCELLANEOUS PROVISIONS

Section 4.1             Amendment.

(a)            Any term or provision of this Agreement may be amended, waived, supplemented or modified by the Depositor without the consent of any of the Issuing Entity[, the Grantor Trust], the Administrator, the Indenture Trustee, the Owner Trustee[, the Grantor Trust Trustee], [, the [Swap][Cap] Counterparty] the Noteholders, the Certificateholders or any other Person subject to the satisfaction of one of the following conditions:

(i)            the Depositor delivers an Opinion of Counsel or an Officer’s Certificate to the Indenture Trustee to the effect that such amendment will not materially and adversely affect the interests of the Noteholders or the Unaffiliated Certificateholders;

(ii)           the Rating Agency Condition is satisfied with respect to such amendment and the Depositor notifies the Indenture Trustee in writing that the Rating Agency Condition is satisfied with respect to such amendment; or

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(iii)           to cure any ambiguity, correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision in this Agreement or any other Transaction Document or with any description thereof in the Prospectus, the Class N Notes Confidential Offering Memorandum or the Certificate Private Placement Memorandum, or add to the covenants, restrictions or obligations of the Depositor.

(b)           This Agreement may also be amended, waived, supplemented or modified from time to time by the parties hereto with the consent of the Requisite Noteholders as of the close of business on the preceding Distribution Date, or if the aggregate Outstanding Amount of the P&I Notes [(other than the Class N Notes)] has been reduced to zero, the Majority Certificateholders (which consent, whether given pursuant to this Section 4.1(b) or pursuant to any other provision of this Agreement, shall be conclusive and binding on such Person and on all future holders of such Notes or Certificates and of any Notes or Certificates issued upon the transfer thereof or in exchange thereof or in lieu thereof whether or not notation of such consent is made upon any Notes or Certificates) for the purpose of adding any provisions to, or changing in any manner, or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders or the Certificateholders.

(c)            It will not be necessary for the consent of the Noteholders or the Certificateholders pursuant to Section 4.1(b) to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders and Certificateholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and Certificateholders will be subject to such reasonable requirements as the Indenture Trustee and Owner Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

(d)           Prior to the execution of any amendment or consent pursuant to Section 4.1(b), the Depositor shall provide written notification of the substance of such amendment or consent to each Rating Agency; and promptly after the execution of any such amendment, the Depositor shall furnish a copy of such amendment to each Rating Agency[, the Grantor Trust Trustee], the Owner Trustee and the Indenture Trustee; provided, that no amendment pursuant to this Section 4.1 shall be effective which materially and adversely affects the rights, protections or duties of the Indenture Trustee, the Owner Trustee [or the Grantor Trust Trustee] without the prior written consent of such Person.

(e)            [Notwithstanding anything to the contrary herein, prior to the execution of any amendment to this Agreement, an Opinion of Counsel shall be delivered to the Grantor Trust Trustee and the Owner Trustee to the effect that such amendment would not cause the Grantor Trust to fail to qualify as a grantor trust for United States federal income tax purposes.]

(f)            [Notwithstanding the foregoing, this Agreement shall not be amended in any way that would materially and adversely affect the rights of the [Swap][Cap] Counterparty without the consent of the [Swap][Cap] Counterparty; provided that the [Swap][Cap] Counterparty consent to any such amendment shall not be unreasonably withheld, and provided, further that the [Swap][Cap] Counterparty consent will be deemed to have been given if the [Swap][Cap] Counterparty does not object in writing within 10 days of receipt of a written request for such consent.]

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(g)            [Notwithstanding anything herein or in any other Transaction Document to the contrary, this Agreement may be amended by the parties hereto without the consent of the Indenture Trustee, the Paying Agent, [the Grantor Trust Trustee,] [the [Swap][Cap] Counterparty,] any Noteholder or any other person, and without satisfying any other provisions of this Agreement related to amendments hereto or in any other Transaction Document, solely in connection with any SOFR Adjustment Conforming Changes or, following the determination of a Benchmark Replacement, any Benchmark Replacement Conforming Changes to be made by the Administrator; provided, that the Issuing Entity has delivered notice of such supplement to each Hired Rating Agency and the Indenture Trustee on or prior to the date such supplement is executed; provided, further, that any such SOFR Adjustment Conforming Changes or any such Benchmark Replacement Conforming Changes will not affect the Indenture Trustee’s, the Paying Agent’s or the Owner Trustee’s [or the Grantor Trustee’s] rights, indemnities or obligations without the Indenture Trustee’s, the Paying Agent’s or the Owner Trustee’s [or the Grantor Trustee’s] consent, respectively. For the avoidance of doubt, any SOFR Adjustment Conforming Changes or any Benchmark Replacement Conforming Changes in any amendment to this Agreement may be retroactive (including retroactive to the Benchmark Replacement Date) and this Agreement may be amended more than once in connection with any SOFR Adjustment Conforming Changes or any Benchmark Replacement Conforming Changes.]

Section 4.2             Protection of Right, Title and Interest in and to Receivables.

(a)           Financing Statements. The Depositor, at its expense, shall cause all financing statements and continuation statements, amendments, assignments and any other necessary documents and notices, covering or evidencing the Issuing Entity’s right, title and interest in and to the Receivables and other Second Step Transferred Property to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, and take such other action, all in such manner and in such places as may be required by law, fully to preserve and protect the right, title and interest of the Issuing Entity hereunder in and to all of the Receivables and such other Second Step Transferred Property. The Depositor shall deliver to the Issuing Entity file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing. The Issuing Entity shall cooperate fully with the Depositor in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection.

(b)           Name Change. The Depositor shall not change its State of organization or its name, identity or entity structure in any manner that would, could or might make any financing statement or continuation statement filed by the Depositor or the Issuing Entity or the Issuing Entity’s assigns seriously misleading within the meaning of the UCC, unless it shall give the Issuing Entity written notice thereof at least five (5) Business Days prior to such change.

(c)            Executive Office; Maintenance of Offices. The Depositor shall give the Issuing Entity written notice at least ten (10) Business Days prior to any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Depositor shall at all times maintain its principal executive office within the United States of America.

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(d)           New Debtor. In the event that the Depositor shall change the jurisdiction in which it is formed or otherwise enter into any transaction which would result in a “new debtor” (as defined in the UCC) succeeding to the obligations of the Depositor hereunder, the Depositor shall comply fully with the obligations of Section 4.2(a).

(e)           Computer Records. The Depositor shall maintain its computer systems relating to contract record keeping so that, from and after the time of sale of any Receivable under this Agreement, the Depositor’s master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of the Issuing Entity (or assignees).

Section 4.3             GOVERNING LAW. THIS AGREEMENT AND THE SECOND STEP RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 4.4             Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:

(a)           submits for itself and its property in any Proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

(b)           consents that any such Proceeding may be brought and maintained in such courts and waives any objection that it may now or hereafter have to the venue of such Proceeding in any such court or that such Proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c)            agrees that service of process in any such Proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 4.5 of this Agreement;

(d)           agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

CRVNA 20[ ]-[ ]
12	Receivables Transfer Agreement

(e)            to the extent permitted by applicable law, waives all right of trial by jury in any Proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

Section 4.5             Notices. All demands, notices and communications upon or to the parties or the Rating Agencies shall be delivered as specified in Part III of Appendix A of the Receivables Purchase Agreement.

Section 4.6             Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

Section 4.7             Closing; Assignment; Conveyance of Receivables and Second Step Transferred Property to the Issuing Entity. The transfer of the Receivables contemplated by this Agreement shall take place at Carvana Headquarters, on the date hereof. This Agreement may not be assigned by the Issuing Entity or the Depositor except as contemplated by this Section 4.7. The Depositor acknowledges that the Issuing Entity (or any permitted assign) may make further assignments, conveyances and pledges of the Receivables and the other Second Step Transferred Property, together with its rights under this Agreement to other Persons pursuant to the Indenture [and the Receivables Contribution Agreement and that the Grantor Trust] may make further assignments, conveyances and pledges pursuant to the Receivables Contribution Agreement and the Indenture. The Depositor acknowledges and consents to such assignments and pledges and waives any further notice thereof. Additionally, the Depositor acknowledges that the [Issuing Entity][Grantor Trust] may assign the representations and warrants set forth in Section 3.1(b) to any Charged-Off Receivables Purchaser with respect to the sale of Charged-Off Receivables pursuant to a Forward Commitment Transfer.

Section 4.8             Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 4.9             Waivers. No failure or delay on the part of the Depositor, the Administrator, the Issuing Entity[, the Grantor Trust], the Noteholders, the Certificateholders, or the Indenture Trustee in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party hereto in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party hereto under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

CRVNA 20[ ]-[ ]
13	Receivables Transfer Agreement

Section 4.10           Counterparts; Electronic Signatures. This Agreement may be executed in multiple counterparts. Each counterpart will be an original and all counterparts will together be one document. Delivery of an executed counterpart of this Agreement by email or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (a) an original manual signature, (b) a faxed, scanned, or photocopied manual signature, or (c) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the Uniform Commercial Code (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

Section 4.11           Third-Party Beneficiaries. This Agreement will inure to the benefit of and be binding upon the parties hereto, [the Grantor Trust] and the Indenture Trustee and, to the extent expressly referenced herein, shall inure to the benefit of the Noteholders and the Certificateholders, who shall be considered to be a third party beneficiary hereof. Except as otherwise provided in this Agreement, no other Person will have any right or obligation hereunder.

Section 4.12           Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.

Section 4.13           Headings. The headings herein are for purposes of references only and shall not otherwise affect the meaning or interpretation of any provision hereof.

Section 4.14           Survival. All representations, warranties, covenants, indemnities and other provisions made by the Depositor herein or in connection herewith shall be considered to have been relied upon by the Issuing Entity, and shall survive the execution and delivery of this Agreement.

Section 4.15           Nonpetition Covenant. Notwithstanding any prior termination of this Agreement, the Depositor shall not, prior to the date which is the later of (i) one (1) year and one (1) day since the last day on which the aggregate Outstanding Amount of the P&I Notes was reduced to zero and (ii) one (1) year and one (1) day since the final distribution with respect to the Certificates, acquiesce, petition or otherwise invoke or cause the Issuing Entity [or the Grantor Trust] to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuing Entity [or the Grantor Trust] under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuing Entity [or the Grantor Trust] or any substantial part of the property of either of them, or ordering the winding up or liquidation of the affairs of the Issuing Entity [or the Grantor Trust] under any federal or State bankruptcy or insolvency proceeding. This Section 4.15 shall survive the termination of this Agreement.

CRVNA 20[ ]-[ ]
14	Receivables Transfer Agreement

Section 4.16           Limitation on Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by [___________________], not individually or personally but solely as Owner Trustee of the Issuing Entity in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuing Entity is made and intended not as personal representations, undertakings and agreements by [___________________] but is made and intended for the purpose of binding only Issuing Entity, (c) nothing herein contained shall be construed as creating any liability on [___________________], individually or personally, to perform any covenant either expressed or implied contained herein of the Issuing Entity, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) [___________________] has made no investigation as to the accuracy or completeness of any representations and warranties made by Issuing Entity in this Agreement and (e) under no circumstances shall [___________________] be personally liable for the payment of any indebtedness or expenses of Issuing Entity or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Issuing Entity [or Grantor Trust], as applicable, under this Agreement.

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CRVNA 20[ ]-[ ]
15	Receivables Transfer Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

CARVANA RECEIVABLES DEPOSITOR LLC

By:
Name:	Paul Breaux
Title:	Vice President, Secretary

CARVANA AUTO RECEIVABLES TRUST 20[ ]-[ ]

By:	[___________________], not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

[Signature Page to CRVNA 20[ ]-[ ] Receivables Transfer Agreement]

EXHIBIT A

FORM OF
[INITIAL] SECOND STEP RECEIVABLES ASSIGNMENT
PURSUANT TO RECEIVABLES TRANSFER AGREEMENT

On [___________________] for value received, in accordance with the Receivables Transfer Agreement, dated as of [___________________] (as amended, modified or supplemented from time to time, the “Receivables Transfer Agreement”), between Carvana Receivables Depositor LLC, a Delaware limited liability company (the “Depositor”), and Carvana Auto Receivables Trust 20[ ]-[ ], a Delaware statutory trust (the “Issuing Entity”), the Depositor does hereby sell, assign, transfer, set over and otherwise convey unto the Issuing Entity, without recourse, all of the Depositor’s right, title and interest in, to and under the following property, whether now existing or hereafter created or acquired:

1.             the [Initial] Receivables and all instruments and all monies due or to become due or received by any Person in payment of any of the foregoing on or after the [Initial] Cutoff Date;

2.             the Financed Vehicles securing such [Initial] Receivables (including any such Financed Vehicles that have been repossessed), any document or writing evidencing any security interest in any such Financed Vehicle and each security interest in each Financed Vehicle;

3.             the Receivable Files and the Servicer Files related to such [Initial] Receivables;

4.             all rights to payment under all Insurance Policies with respect to the Financed Vehicles or the Obligors, including any monies collected from whatever source in connection with any default of an Obligor or with respect to any such Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;

5.             all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the [Initial] Receivables, whether pursuant to the related Contracts or otherwise;

6.             all rights to payment under all service contracts and other contracts and agreements associated with such [Initial] Receivables;

7.             all Liquidation Proceeds related to any such [Initial] Receivable received on or after the [Initial] Cutoff Date;

8.             subject to the Transaction Documents and the Master Agency Agreement, all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing (excluding payments or recoveries in respect of the [Initial] Receivables received prior to the [Initial] Cutoff Date);

CRVNA 20[ ]-[ ]
Ex. A-1	Receivables Transfer Agreement

9.            the Receivables Purchase Agreement, including the right of the Depositor to cause the Seller repurchase [or cause the FAC Seller to repurchase] Receivables under certain circumstances;

10.           the proceeds of any and all of the foregoing; and

11.           all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property; all accounts, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, letters of credit, letter-of-credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations; and all other property which at any time constitutes all or part of or is included in the proceeds of any of the foregoing.

It is the intention of the Depositor and the Issuing Entity that the transfer and assignment of Receivables contemplated by the Receivables Transfer Agreement and this [Initial] Second Step Receivables Assignment shall constitute an absolute and irrevocable sale of the [Initial] Second Step Transferred Property from the Depositor to the Issuing Entity so that the beneficial interest in and title to the [Initial] Receivables and the other related [Initial] Second Step Transferred Property shall not be part of the Depositor’s estate in the event of the filing of a petition for insolvency, receivership or conservatorship by or against the Depositor or placement into receivership or conservatorship of the Depositor under any relevant bankruptcy, insolvency, receivership or conservatorship law.

The foregoing transfer and assignment of the [Initial] Second Step Transferred Property contemplated by the Receivables Transfer Agreement and this [Initial] Second Step Receivables Assignment does not constitute and is not intended to result in any assumption by the Issuing Entity of any obligation of the Depositor, the Seller, the Servicer or any other Person to the Obligors, insurers or any other Person in connection with the [Initial] Receivables or the other related [Initial] Second Step Transferred Property, including any insurance policies or any agreement or instrument relating to any of them.

THIS [INITIAL] SECOND STEP RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

This [Initial] Second Step Receivables Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Transfer Agreement and is to be governed by the Receivables Transfer Agreement.

CRVNA 20[ ]-[ ]
Ex. A-2	Receivables Transfer Agreement

Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Receivables Transfer Agreement.

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CRVNA 20[ ]-[ ]
Ex. A-3	Receivables Transfer Agreement

IN WITNESS WHEREOF, the undersigned has caused this [Initial] Second Step Receivables Assignment to be duly executed as of the day and year first written above.

CARVANA RECEIVABLES DEPOSITOR LLC

By:
Name:
Title:

CRVNA 20[ ]-[ ]
Ex. A-4	Receivables Transfer Agreement

SCHEDULE A TO THE [INITIAL] SECOND STEP RECEIVABLES ASSIGNMENT

[INITIAL] SECOND STEP SCHEDULE OF RECEIVABLES

The [Initial] Second Step Schedule of Receivables is on file at the offices of:

1.	The Indenture Trustee

2.	The Servicer

3.	The Depositor

4.	The Issuing Entity

5.	[The Grantor Trust]

CRVNA 20[ ]-[ ]
Sch. A-1	Receivables Transfer Agreement

[EXHIBIT B

FORM OF
SUBSEQUENT SECOND STEP RECEIVABLES ASSIGNMENT
PURSUANT TO RECEIVABLES TRANSFER AGREEMENT

On [___________________] for value received, in accordance with the Receivables Transfer Agreement, dated as of [___________________] (as amended, modified or supplemented from time to time, the “Receivables Transfer Agreement”), between Carvana Receivables Depositor LLC, a Delaware limited liability company (the “Depositor”), and Carvana Auto Receivables Trust 20[ ]-[ ], a Delaware statutory trust (the “Issuing Entity”), the Depositor does hereby sell, assign, transfer, set over and otherwise convey unto the Issuing Entity, without recourse, all of the Depositor’s right, title and interest in, to and under the following property, whether now existing or hereafter created or acquired:

1.	the Additional Receivables and all instruments and all monies due or to become due or received by any Person in payment of any of the foregoing on or after the Subsequent Cutoff Date;

2.             the Financed Vehicles securing such Additional Receivables (including any such Financed Vehicles that have been repossessed), any document or writing evidencing any security interest in any such Financed Vehicle and each security interest in each Financed Vehicle;

3.             the Receivable Files and the Servicer Files related to such Additional Receivables;

4.             all rights to payment under all Insurance Policies with respect to the Financed Vehicles or the Obligors, including any monies collected from whatever source in connection with any default of an Obligor or with respect to any such Financed Vehicle and any proceeds from claims or refunds of premiums on any Insurance Policy;

5.             all guaranties, indemnities, warranties, insurance (and proceeds and premium refunds thereof) and other agreements or arrangements of whatever character from time to time supporting or securing payment of the Additional Receivables, whether pursuant to the related Contracts or otherwise;

6.             all rights to payment under all service contracts and other contracts and agreements associated with such Additional Receivables;

7.             all Liquidation Proceeds related to any such Additional Receivable received on or after the Subsequent Cutoff Date;

8.             subject to the Transaction Documents and the Master Agency Agreement, all deposit accounts, monies, deposits, funds, accounts and instruments relating to the foregoing (excluding payments or recoveries in respect of the Additional Receivables received prior to the Subsequent Cutoff Date);

CRVNA 20[ ]-[ ]
Ex. B-1	Receivables Transfer Agreement

9.             the Receivables Purchase Agreement, including the right of the Depositor to cause the Seller repurchase [or cause the FAC Seller to repurchase] Receivables under certain circumstances;

10.           the proceeds of any and all of the foregoing; and

11.           all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property; all accounts, general intangibles, chattel paper, instruments, documents, money, investment property, deposit accounts, letters of credit, letter-of-credit rights, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations; and all other property which at any time constitutes all or part of or is included in the proceeds of any of the foregoing.

It is the intention of the Depositor and the Issuing Entity that the transfer and assignment of Receivables contemplated by the Receivables Transfer Agreement and this Subsequent Second Step Receivables Assignment shall constitute an absolute and irrevocable sale of the Subsequent Second Step Transferred Property from the Depositor to the Issuing Entity so that the beneficial interest in and title to the Additional Receivables and the other related Subsequent Second Step Transferred Property shall not be part of the Depositor’s estate in the event of the filing of a petition for insolvency, receivership or conservatorship by or against the Depositor or placement into receivership or conservatorship of the Depositor under any relevant bankruptcy, insolvency, receivership or conservatorship law.

The foregoing transfer and assignment of the Subsequent Second Step Transferred Property contemplated by the Receivables Transfer Agreement and this Subsequent Second Step Receivables Assignment does not constitute and is not intended to result in any assumption by the Issuing Entity of any obligation of the Depositor, the Seller, the Servicer or any other Person to the Obligors, insurers or any other Person in connection with the Additional Receivables or the other related Subsequent Second Step Transferred Property, including any insurance policies or any agreement or instrument relating to any of them.

THIS SUBSEQUENT SECOND STEP RECEIVABLES ASSIGNMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ITS CONFLICT OF LAWS PROVISIONS (OTHER THAN SECTION 5-1401 AND SECTION 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW)).

This Subsequent Second Step Receivables Assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Receivables Transfer Agreement and is to be governed by the Receivables Transfer Agreement.

Capitalized terms used herein and not otherwise defined herein shall have the meaning assigned to them in the Receivables Transfer Agreement.

CRVNA 20[ ]-[ ]
Ex. B-2	Receivables Transfer Agreement

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CRVNA 20[ ]-[ ]
Ex. B-3	Receivables Transfer Agreement

IN WITNESS WHEREOF, the undersigned has caused this Subsequent Second Step Receivables Assignment to be duly executed as of the day and year first written above.

CARVANA RECEIVABLES DEPOSITOR LLC

By:
Name:
Title:

CRVNA 20[ ]-[ ]
Ex. B-4	Receivables Transfer Agreement

SCHEDULE A TO THE SUBSEQUENT SECOND STEP RECEIVABLES ASSIGNMENT

SUBSEQUENT SECOND STEP SCHEDULE OF RECEIVABLES

The Subsequent Second Step Schedule of Receivables is on file at the offices of:

1.	The Indenture Trustee

2.	The Servicer

3.	The Depositor

4.	The Issuing Entity

5.	The Grantor Trust]